UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  November 20, 2008

Toreador Resources Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-02517	75-0991164
(Commission File Number)	(IRS Employer Identification No.)

13760 Noel Road, Suite 1100
Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

(214) 559-3933

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Effective November 20, 2008, the Board of Directors of Toreador Resources Corporation (the “Company”) adopted the Rights Agreement dated as of November 20, 2008 (the “Rights Agreement”) between the Company and American Stock Transfer & Trust Company, as Rights Agent, which is incorporated by reference herein by reference to Exhibit 4.1 of the Company’s Form 8-A Registration Statement filed on November 24, 2008.  For a description of the material terms of the Rights Agreement and the rights to be issued pursuant thereto, please refer to Item 3.03 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.03.  Material Modifications to Rights of Security Holders.

Effective November 20, 2008, the Board of the Company declared a dividend distribution to its stockholders of record at the close of business on December 1, 2008, of one preferred stock purchase right (a “Right”) for each outstanding share of Common Stock, par value $0.15625 per share (the “Common Stock”), that will entitle the registered holder to purchase from the Company one one-thousandth (1/1,000) of a share of Series B Preferred Stock, par value $1.00 per share (the “Preferred Stock”), at a purchase price of $30.00 per one one-thousandth (1/1,000) of a share, subject to adjustment.  The description and terms of the Rights are set forth in the Rights Agreement.  Initially capitalized terms used but not defined herein have the meanings set forth in the Rights Agreement.

Separation and Distribution of Rights; Exercisablility.  Initially, the Rights will be attached to all certificates representing shares of Common Stock then outstanding, and no separate Rights certificates will be distributed.  The Rights will separate from the Common Stock upon the earlier of:

•                  ten (10) business days following a public announcement that a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the shares of Common Stock then outstanding (subject to certain exceptions discussed below and as set forth in the Rights Agreement) (such person is referred to as an “Acquiring Person”); or

•                  ten (10) business days (or some later date as determined by the Board) following the commencement of a tender or exchange offer that would result in a person or group beneficially owning 15% or more of the shares of Common Stock then outstanding (subject to exceptions as set forth in the Rights Agreement).

The date the Rights separate from the Common Stock is referred to as the “Distribution Date.”

Until the Distribution Date, (i) the Rights will be evidenced by and transferred with, and only with, the Common Stock certificates, (ii) new Common Stock certificates issued after December 1, 2008 will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by those certificates.  Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event (as hereinafter defined) that, upon any exercise of Rights, a number of Rights be exercised so that no fractional shares of Preferred Stock are required to be issued (other than fractions which are integral multiples of one one-thousandth (1/1,000) of a share of Preferred Stock) and, in lieu of the issuance of fractional shares, the Company may make an adjustment in cash based on the market price of the Preferred Stock on the trading date immediately prior to the date of exercise.

The Rights are not exercisable until the Distribution Date and will expire at the close of business on November 20, 2009, unless earlier redeemed by the Company as described below.

As soon as practicable after the Distribution Date, Rights certificates will be mailed to the holders of record of Common Stock as of the close of business on the Distribution Date and, after that, the separate Rights certificates will represent the Rights.  Except in connection with shares of Common Stock issued or sold pursuant to the exercise of stock options under any employee plan or arrangements, or upon the exercise, conversion or exchange of securities issued by the Company in the future, or as otherwise determined by the Board, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

Flip-in Events.  Each holder of a Right (other than the Acquiring Person and any associate or affiliate thereof) will have the right to receive, upon exercise, Common Stock (or, in some circumstances, cash, property or other securities of the Company) having a value equal to two times the purchase price of the Right, as the case may be, if:

•                  any person becomes an Acquiring Person (except pursuant to specified exceptions, including an offer made for all outstanding shares of Common Stock at a price and upon terms and conditions that the Board determines to be in the best interests of the Company and its stockholders);

•                  the Company is the surviving corporation in a merger with an Acquiring Person and the Common Stock is not changed or exchanged; or

•                  during the time that there is an Acquiring Person, an event occurs that results in increasing the Acquiring Person’s beneficial ownership of shares of Common Stock by more than 1%.

Notwithstanding any of the foregoing, following the occurrence of any of the events described in this paragraph, all Rights that are, or (under some circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void.  The events described in this paragraph are referred to as “Flip-in Events.”

For example, at a purchase price of $30.00 per Right, each Right not owned by an Acquiring Person (or by some related parties or transferees) following an event set forth in the preceding paragraph would entitle its holder to purchase $60.00 worth of Common Stock (or other consideration, as noted above) for $30.00.

Flip-over events.  At any time following a public announcement that a person has become an Acquiring Person, each holder of a Right (except Rights which previously have been voided as set forth above) will have the right to receive, upon exercise, common stock of an acquiring company having a value equal to two times the purchase price of the Right if any of the following occur:

•                  the Company enters into a merger in which the Company is not the surviving corporation;

•                  the Company is the surviving corporation in a merger pursuant to which all or part of the outstanding shares of Common Stock are changed into or exchanged for stock or other securities of any other person or cash or any other property; or

•                  more than 50% of the combined assets, cash flow or earning power of the Company and its subsidiaries is sold or transferred (in each case other than some consolidations with,

mergers with and into, or sales of assets, cash flow or earning power by or to subsidiaries of the Company as specified in the Rights Agreement).

The events described in this paragraph are referred to as “Flip-over Events.” Flip-in Events and Flip-over Events are referred to collectively as “Triggering Events.”

Anti-dilution Adjustments; Fractional Shares.  The applicable purchase price payable, the number of shares of Preferred Stock or other securities or property issuable upon the exercise of the Rights, and the number of applicable Rights outstanding are subject to adjustment from time to time to prevent dilution:

•                  in the event of a stock dividend on, or a subdivision, combination or reclassification of, Preferred Stock;

•                  if the holders of Preferred Stock are granted rights, options or warrants to subscribe for the applicable Preferred Stock or securities convertible into the applicable Preferred Stock at less than the current market price of the applicable Preferred Stock; or

•                  upon the distribution to holders of Preferred Stock of evidences of indebtedness, cash (excluding regular quarterly cash dividends), assets (other than dividends payable in Preferred Stock) or subscription rights or warrants (other than those referred to in the bullet point immediately above).

The number of outstanding Rights are also subject to adjustment in the event of a stock dividend on, or a subdivision or combination of Common Stock.  With some exceptions, no adjustment in the purchase price relating to a Right will be required until cumulative adjustments amount to at least one percent (1%) of the purchase price relating to the Right.

No fractional shares of Preferred Stock are required to be issued (other than fractions which are integral multiples of one one-thousandth (1/1,000) of a share of Preferred Stock) and, in lieu of the issuance of fractional shares, the Company may make an adjustment in cash based on the market price of the Preferred Stock on the trading date immediately prior to the date of exercise.

Dividend, Liquidation and Redemption Rights of the Preferred Stock.  Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment equal to the greater of $0.001 per share and an aggregate amount of 1,000 times the dividend declared per share of Common Stock (other than stock dividends payable in Common Stock).  Upon liquidation, the holders of Preferred Stock will be entitled to the greater of (1) a minimum preferential liquidation payment of $1,000 per share (plus any accrued but unpaid dividends) and (2) an aggregate payment equal to 1,000 times the payment to be made per share of Common Stock.  Each share of Preferred Stock will have 1,000 times the number of votes each share of the Common Stock has on matters the respective class is entitled to vote on, which will be voted together with Common Stock.  Upon any merger, consolidation or other transaction in which shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

At any time, or from time to time, the Board may redeem the outstanding shares of Preferred Stock, in whole but not in part, at a cash price per share equal to one hundred five percent (105%) of (i) 1,000 (subject to adjustment) times the average market value of Common Stock plus (ii) all accrued and unpaid dividends of the Preferred Stock as of the redemption date.

Because of the nature of the dividend, liquidation and voting rights of Preferred Stock, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right, should approximate the value of one share of Common Stock.

Exchange of the Rights.  At any time after the occurrence of a Flip-in Event and prior to the acquisition by a person or group of 50% or more of the shares of Common Stock then outstanding, the Board may, without payment of the purchase price by the holder, exchange the Rights, in whole or in part, as follows:

•                  one Right (other than the Rights owned by the Acquiring Person or group, which will become void) for one-half the number of shares of Common Stock, one one-thousandths of a share of Preferred Stock or shares or other units of other property for which a Right is exercisable immediately prior to the time of the action of the Board to exchange the Rights.

Redemption of the Rights.  At any time prior to the earliest of (i) the date an Acquiring Person makes a public announcement that it has acquired beneficial ownership of 15% of the Common Stock, (ii) the tenth business day (or such later date as may be determined by action of the Board of  Directors prior to such time as any person or group of affiliated or associated persons becomes an Acquiring Person) after the commencement of, or announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in any person becoming an Acquiring Person, or (iii) November 20, 2009, the Company may redeem all, but not less than all, of the Rights at a price of $0.001 per Right (payable in cash, shares of Common Stock or other consideration deemed appropriate by the Board and subject to adjustment).  Immediately upon the action of the Board ordering redemption of the Rights, the Rights will terminate and the only right of the holders of these Rights will be to receive the $0.001 redemption price.

No Rights as Stockholder.  Until a Right is exercised, the holder will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Amendment of the Rights Agreement.  Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board at any time during the period in which the Rights are redeemable. At any time when the Rights are no longer redeemable, the provisions of the Rights Agreement may be amended by the Board only if the amendment does not adversely affect the interest of holders of Rights (excluding the interest of any Acquiring Person) or cause the Rights to become redeemable again.

Certain Anti-takeover Effects.  The Rights approved by the Board are designed to protect and maximize the value of the outstanding equity interests in the Company in the event of an unsolicited attempt by an acquirer to take over the Company, in a manner or on terms not approved by the Board. Takeover attempts frequently include coercive tactics to deprive the Board and its stockholders of a full opportunity to evaluate an offer in light of the long term prospects of the Company. The Rights have been declared by the Board in order to deter such tactics.

The Rights are not intended to prevent all takeovers of the Company and will not do so. Since, subject to the restrictions described above, the Company may redeem the Rights prior to the Distribution Date, the Rights should not interfere with any merger or business combination approved by the Board.

The Rights may have the effect of rendering more difficult or discouraging an acquisition of the Company deemed undesirable by the Board. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms or in a manner not approved by the Board, except pursuant to an offer conditioned upon the negation, purchase or redemption of the Rights.

The foregoing description of the Rights Agreement is qualified in its entirety by reference to the full text of the Rights Agreement, which is incorporated herein by reference.

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement referenced in Items 1.01 and 3.03 above, the Board of Directors approved a Certificate of Designation, Preferences and Rights of Series B Preferred Stock (the “Certificate of Designation”) classifying and designating the Series B Preferred Stock.  The Certificate of Designation was filed with the Secretary of State of the State of Delaware, and became effective November 20, 2008.  The Certificate of Designation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The information set forth in Item 3.03 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Certificate of Designation, Preferences and Rights of Series B Preferred Stock.

4.1

Rights Agreement dated as of November 20, 2008 between Toreador Resources Corporation and American Stock Transfer, as Rights Agent, including exhibits thereto, filed as Exhibit 4.1 to the Company’s Registration Statement on Form 8-A filed on the same date as this Current Report on Form 8-K is being filed, which exhibit is incorporated herein by reference.

99.1	Press Release dated November 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOREADOR RESOURCES CORPORATION

Date: November 24, 2008
	By:	/s/ Charles J. Campise
Charles J. Campise
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Designation, Preferences and Rights of Series B Preferred Stock.

4.1

Rights Agreement dated as of November 20, 2008 between Toreador Resources Corporation and American Stock Transfer, as Rights Agent, including exhibits thereto, filed as Exhibit 4.1 to the Company’s Registration Statement on Form 8-A filed on the same date as this Current Report on Form 8-K is being filed, which exhibit is incorporated herein by reference.

99.1	Press Release dated November 24, 2008.